UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

 (914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On September 25, 2006, Prestige Brands Holdings, Inc. (the “Registrant”), on behalf of Medtech Products Inc., an indirect wholly-owned subsidiary of the Registrant (“Medtech”), sent a Notice of Non-renewal to OraSure Technologies, Inc. (“OraSure”) in which OraSure was advised that Medtech (i) does not intend to renew the Distribution Agreement dated April 24, 2003 (the “Distribution Agreement”), as amended, by and between Medtech and OraSure; and (ii) intends to purchase its requirements for the Compound W Freeze-Off® business through December 31, 2007, the expiration date of the Distribution Agreement.

Pursuant to the terms of the Distribution Agreement, Medtech has been appointed by OraSure as OraSure’s exclusive distributor in the over-the-counter market (the "OTC Market") in the U.S. and Canada for that certain cryosurgical removal system (the “Product”) utilized by Compound W Freeze-Off®. Subject to the terms and conditions of the Distribution Agreement, OraSure has agreed to sell to Medtech, and Medtech shall purchase from OraSure, all of Medtech’s requirements for the Product. For more information regarding the Distribution Agreement, please see Exhibit 10.27 to Prestige Brands, Inc.’s Form S-4/A filed with the Securities and Exchange Commission on August 4, 2004, which is incorporated herein by reference.

On February 10, 2006, OraSure, Medtech Holdings, Inc. (“Medtech Holdings”) and Medtech entered into Amendment No. 1 to the Distribution Agreement pursuant to which (i) Medtech Holdings assigned its rights and obligations under the Distribution Agreement to Medtech; (ii) the parties added a new promotional product for distribution in the OTC Market in the U.S. and Canada; and (iii) the Registrant guaranteed Medtech’s obligations set forth in the Distribution Agreement, as amended.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 1.02 above is incorporated by reference as if fully set forth herein. A copy of the Notice of Non-renewal to OraSure is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1
Distribution Agreement, dated April 24, 2003, by and between Medtech Holdings, Inc. and OraSure Technologies, Inc. (filed as Exhibit 10.27 to Prestige Brands, Inc.’s Form S-4/A filed on August 4, 2004 and incorporated herein by reference).

10.2	Amendment No. 1 to Distribution Agreement, dated as of February 10, 2006, between OraSure Technologies, Inc., Medtech Holdings, Inc. and Medtech Products Inc.

99.1	Notice of Non-renewal to OraSure Technologies, Inc. dated September 25, 2006 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2006	PRESTIGE BRANDS HOLDINGS, INC.

By: /s/ Charles N. Jolly
Name: Charles N. Jolly
Title: Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description

10.1
Distribution Agreement, dated April 24, 2003, by and between Medtech Holdings, Inc. and OraSure Technologies, Inc. (filed as Exhibit 10.27 to Prestige Brands, Inc.’s Form S-4/A filed on August 4, 2004 and incorporated herein by reference).

10.2	Amendment No. 1 to Distribution Agreement, dated as of February 10, 2006, between OraSure Technologies, Inc., Medtech Holdings, Inc. and Medtech Products Inc.

99.1	Notice of Non-renewal to OraSure Technologies, Inc. dated September 25, 2006 (furnished only).